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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: June 10, 2002
               (Date of Earliest Event Reported: June 10, 2002)
                           Tennessee Gas Pipeline Company
             (Exact name of Registrant as specified in its charter)

          DELAWARE                     1-4101                  74-1056569
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On June 4, 2002, Tennessee Gas Pipeline Company (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, pursuant to which the Company agreed to issue and sell $240,000,000 aggregate principal amount of 8.375% Notes due June 15, 2032. The net proceeds from the sale of the Notes were approximately $237,633,600 and will be used by the Company to repay outstanding commercial paper and for general corporate purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The Company is filing herewith the following exhibits in connection with the offering of Notes pursuant to its Registration Statement on Form S-3 (No. 333-89812) filed with the Securities and Exchange Commission under the Securities Act of 1933:

         1.1 Underwriting Agreement dated June 4, 2002 between the Company and Credit Suisse First Boston Corporation.

         4.1 Fifth Supplemental Indenture dated June 10, 2002, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank).

         4.2      Form of 8.375% Note.

         5.1 Opinion of Locke Liddell & Sapp LLP regarding the legality of the Notes.

        12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of the Company's Current Report on Form 8-K filed June 5, 2002).

        23.1      Consent of Locke Liddell & Sapp LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By:       /s/ Greg G. Gruber
                                      --------------------------------------
                                                 Greg G. Gruber
                                      Senior Vice President, Chief Financial
                                             Officer and Treasurer
                                   (Principal Financial and Accounting Officer)


Dated: June 10, 2002

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                                  EXHIBIT INDEX



   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------

      1.1 Underwriting Agreement dated June 4, 2002 between the Company and Credit Suisse First Boston Corporation.

      4.1 Fifth Supplemental Indenture dated June 10, 2002, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank).

      4.2         Form of 8.375% Note.

      5.1 Opinion of Locke Liddell & Sapp LLP regarding the legality of the Notes.

     12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of the Company's Current Report on Form 8-K filed June 5, 2002).

     23.1         Consent of Locke Liddell & Sapp LLP.